Fourth Quarter 2025 Earnings Call Presentation 27 January 2026 Note: update footnote copyright year annually

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2024 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”) including WesBanco’s Form 10-Q for the quarters ended March 31, June 30 and September 30, 2025, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the expected cost savings and any revenue synergies from the merger of WesBanco and Premier may not be fully realized within the expected timeframes; disruption from the merger of WesBanco and Premier may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Statements in this presentation with respect to the benefits of the merger between WesBanco and Premier, the parties’ plans, obligations, expectations, and intentions, and the statements with respect to accretion, earn back of tangible book value, tangible book value dilution and internal rate of return, constitute forward-looking statements as defined by federal securities laws. Such statements are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected time frames; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; extended disruption of vital infrastructure; and other factors described in WesBanco’s 2024 Annual Report on Form 10-K and documents subsequently filed by WesBanco with the Securities and Exchange Commission. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses and excluding after-tax day one provision for credit losses on acquired loans; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Full year diluted EPS(1) of $3.40, increased 45% compared to the prior year Net interest margin of 3.61% increased 58 basis points year-over-year reflecting higher earning asset yields and lower funding costs Total organic loan growth was 5.2% YoY and 6.2% QoQ annualized Commercial real estate payoffs increased to roughly $415 million during Q4 2025, an approximate 4% headwind to loan growth Deposit growth fully funded loan growth both year-over-year and sequentially Efficiency ratio of 51.6% improved 8 percentage points year-over-year due to expense synergies generated from the PFC acquisition and driving positive operating leverage Successfully closed 27 locations on January 23rd, as previously announced Net Income Available to Common Shareholders and Diluted EPS(1) $80.9 million; $0.84/share Net Interest Margin +58bp YoY Total Loan Growth +51.9% YoY; +6.2% QoQ (annualized) Total Deposit Growth +53.3% YoY; +7.2% QoQ (annualized) Non-Performing Assets to Total Assets 0.33% CET1 Capital Ratio 10.34% 2025 was another year of disciplined growth and strong execution Note: financial and operational highlights during the quarter ended December 31, 2025; EPS = earnings per share; PFC = Premier Financial Corp.; YoY = year-over-year; QoQ = quarter-over-quarter; bp = basis points; CET1 = common equity tier 1 Non-GAAP measure – please see reconciliation in appendix Q4 2025 Financial and Operational Highlights

Key metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses and/or day 1 provision for credit losses on acquired loans Q4 2025 Financial and Operational Highlights

Reflecting $5.9 billion of loans from PFC and organic growth, total loans increased 51.9% YoY to $19.2 billion Total organic loan growth was +5.2% YoY and +1.6% (or +6.2% annualized) QoQ, reflecting the strength of WesBanco’s organic growth-oriented business model CRE loan payoffs totaled approximately $905 million for 2025, as compared to approximately $347 million(1) last year The increase in payoffs negatively impacted YoY and annualized QoQ loan growth by approximately 4% PFC and loan production offices are contributing meaningfully to the commercial loan pipeline, which totaled more than $1.2 billion, as of 12/31/2025 C&I line utilization was approximately 37% for Q4 2025, as compared to a mid-40% range prior to the pandemic Total organic loan growth of 5.2% YoY and 6.2% QoQ annualized Q4 2025 Total Portfolio Loans Note: commercial payoffs and new originations and associated yields (in charts above) (1) WesBanco-only and does not include PFC

Deposit growth fully funded loan growth both YoY and QoQ Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities Deposit growth fully funded loan growth both year-over-year and sequentially Reflecting $6.9 billion of deposits from PFC and organic growth of 4.7%, total deposits increased 53.3% YoY to $21.7 billion On a sequential quarter basis, total deposits increased $385 million, or 7.2% annualized, due to the efforts of our consumer and business teams more than offsetting the intentional runoff of $55 million of higher cost certificates of deposit Distribution: consumer ~52% and business ~32% (note: public funds, which are separately collateralized, ~16%) Average loans to average deposits were 88.8%, providing continued capacity to fund loan growth Q4 2025 Total Deposits

Tangible common equity to tangible assets ratio(1) of 8.13%, which reflects the impact of the successful closing of the PFC acquisition Weighted average yield 3.23% vs. 2.63% last year Weighted average duration 4.3 Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $142MM Held to Maturity (“HTM”)(2) = $74MM Securities represent 16% of total assets Note: securities chart excludes allowance for credit losses for HTM securities; weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of ~23% Non-GAAP measure – please see reconciliation in appendix HTM losses not recognized in accumulated other comprehensive income Q4 2025 Total Securities

NIM benefiting from loan growth and management of funding costs Q4 2025 NIM of 3.61% improved 58 basis points YoY, through a combination of higher loan and securities yields and lower funding costs NIM increased 8 basis points on a sequential quarter basis due primarily to lower Federal Home Loan Bank borrowings and associated costs Deposit funding costs, including non-interest bearing deposits, were 184 basis points and decreased 13 basis points YoY and 8 basis points QoQ Average FHLB borrowings of $1.0 billion decreased $452 million quarter-over-quarter as advances were paid-off with excess deposits Of the $1.2 billion of borrowings at 12/31/2025, approximately 96% have 2026 maturities, with an average rate of 3.94% Q4 2025 Net Interest Margin (NIM)

Non-interest income increased 18.9% YoY due primarily to the acquisition of PFC which drove higher service charges on deposits, trust fees, digital banking income, and bank-owned life insurance Service charges on deposits reflect the addition of PFC, fee income from new products and services and treasury management, and increased general consumer spending Reflecting record asset levels, trust fees and securities brokerage revenue increased due to the addition of PFC wealth clients, market value appreciation, and organic growth Mortgage banking income decreased due to negative fair value adjustments Gross swap fees were $3.4 million, compared to $1.3 million in the prior year Fair market valuation was $0.5 million, as compared to $1.9 million last year Fee income increased $6.9 million, or 18.9%, year-over-year Note: OREO = other real estate owned; AUM = assets under management; securities account values include annuities Q4 2025 Non-Interest Income

Expenses declined $0.4 million sequentially due to cost control Q4 2025 Non-Interest Expense Non-interest expense, excluding merger and restructuring charges, decreased sequentially from discretionary cost control Marketing expense decreased quarter-over-quarter as Q3 2025 was higher in support of our deposit campaign Non-interest expense, excluding merger and restructuring charges, increased 43.7% YoY due to the addition of the PFC expense base associated with approximately 900 employees and 70 financial centers Salaries and wages and employee benefits expense increased due to higher staffing levels and higher health insurance costs FDIC insurance expense increased due to our larger asset size Amortization of intangible assets increased due to the core deposit intangible asset that was created from the acquisition of PFC

Favorable asset quality measures compared to peer bank group Note: financial data as of quarter ending for dates specified; peer bank group includes all U.S. banks with total assets of $20B to $50B (excluding FINN) from S&P Capital IQ (as of 1/21/2026) and represent simple averages except criticized & classified loans as % of total loans and allowance for credit losses as % of total loans which are weighted averages Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Strong Legacy of Credit Quality

Allowance coverage ratio of 1.14% Note: ACL at 12/31/2025 excludes off-balance sheet credit exposures of $7.0 million The allowance for credit losses on loans was $218.7 million at 12/31/2025, which provided a coverage ratio of 1.14% Excluded from the allowance for credit losses and related coverage ratio are fair market value adjustments on previously acquired loans representing 1.57% of total loans Q4 2025 Current Expected Credit Loss (CECL)

Capital ratios above both regulatory and well-capitalized levels Note: financial data as of quarter ending 12/31; current year data as of 12/31/2025 and reflects successful acquisition of PFC; WSBC adopted Current Expected Credit Losses (“CECL”) accounting standard on 1/1/2020; in conjunction with the PFC acquisition, WSBC raised $200MM of common equity on 8/1/2024 to support future growth and issued $1B of common equity on the 2/28/2025 closing; on 9/10/2025, raised $230MM of Series B preferred stock to primarily redeem the Series A preferred stock and $50MM of acquired PFC sub-debt Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Non-GAAP measure – please see reconciliation in appendix Tangible Equity to Tangible Assets(2) Tier 1 Risk-Based Capital Ratio Well-Capitalized 8.0% Required 6.0% Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels, with favorable tangible equity levels compared to peers ~0.9 million shares continue to remain for repurchase (as of 12/31/2025)(1) No shares repurchased on the open market during Q4 2025 Strong Capital Position

Appendix

Pre-Tax, Pre-Provision Income (PTPP) and Ratios Reconciliation

Net Income and Diluted Earnings per Share (EPS) Reconciliation

Tangible Book Value per Share Reconciliation

Efficiency Ratio Reconciliation

Return on Average Assets (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Return on Average Tangible Equity (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Tangible Common Equity to Tangible Assets Note: Premier Financial Corporation merger closed February 2025; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Reconciliation

Tangible Equity to Tangible Assets Reconciliation Note: Premier Financial Corporation merger closed February 2025; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015